                                                                    Exhibit 10.4

After recording please return:

Sullivan &  Worcester LLP
One Post Office Square
Boston, MA 02109
Attention: Duncan T. O'Brien, Esq.

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                          MORTGAGE, SECURITY AGREEMENT,
                         ASSIGNMENT OF LEASES AND RENTS,
                               AND FIXTURE FILING

                                     made by

                      MONTICELLO RACEWAY MANAGEMENT, INC.,

                                   Mortgagor,

                                       to

                         THE BANK OF SCOTLAND, as Agent

                                    Mortgagee

THIS INSTRUMENT  AFFECTS REAL AND PERSONAL PROPERTY SITUATED IN THE STATE OF NEW
YORK,  COUNTY OF SULLIVAN,  KNOW BY THE STREET ADDRESS OF ST. REGIS TRUST PARCEL
(232 ACRES MORE OR LESS)  MONTICELLO,  NEW YORK.

THIS MORTGAGE  CONSTITUTES A FINANCING  STATEMENT FILED AS A FIXTURE FILING, AND
IS TO BE FILED AND INDEXED IN THE REAL ESTATE  RECORDS AND ALSO TO BE INDEXED IN
THE  INDEX  OF  FINANCING  STATEMENTS  (FIXTURE  FILINGS)  UNDER  THE  NAMES  OF
MORTGAGOR,  AS "DEBTOR," AND MORTGAGEE, AS "SECURED PARTY." SEE GRANTING CLAUSES
AND SECTION 18 OF THIS INSTRUMENT FOR DESCRIPTION OF FIXTURES AND OTHER DETAILS.
THIS  MORTGAGE  DOES NOT  COVER  REAL  PROPERTY  PRINCIPALLY  IMPROVED  OR TO BE
IMPROVED BY ONE OR MORE STRUCTURES CONTAINING IN THE AGGREGATE NOT MORE THAN SIX
RESIDENTIAL  DWELLING UNITS EACH HAVING THEIR OWN SEPARATE  COOKING  FACILITIES.

THE "MAXIMUM  PRINCIPAL  AMOUNT"  SECURED BY THIS MORTGAGE IS  $10,000,000  (SEE
SECTION 33 FOR THE MAXIMUM TOTAL AMOUNT THAT THIS MORTGAGE SECURES).

                          Dated as of January 11, 2005

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                                TABLE OF CONTENTS
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                          MORTGAGE, SECURITY AGREEMENT,
               ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING

     THIS  MORTGAGE,  SECURITY  AGREEMENT,  ASSIGNMENT OF LEASES AND RENTS,  AND
FIXTURE  FILING,  dated as of January  11,  2005 is made by  MONTICELLO  RACEWAY
MANAGEMENT,  INC., a New York corporation (the "MORTGAGOR"),  with an address at
c/o Monticello Raceway,  Route 17B;  Monticello,  New York 12701, to THE BANK OF
SCOTLAND, as Agent (in such capacity,  the "MORTGAGEE"),  with an address at 565
Fifth Avenue, New York, New York 10017, Attn.: Catherine Oniffrey. References to
this  "Mortgage"   shall  mean  this  instrument  .and  any  and  all  renewals,
modifications,     amendments,    supplements,    extensions,    consolidations,
substitutions, spreaders and replacements of this instrument.

                                   BACKGROUND

     A. Empire Resorts, Inc. ("EMPIRE") is a party to the Loan Agreement,  dated as of January 11, 2005 (as amended, supplemented or otherwise modified from time to time,  the "LOAN  AGREEMENT"),  among  Empire,  the  Mortgagor  and the other
Guarantors  named therein  (each,  a  "SUBSIDIARY  GUARANTOR"  and  collectively together with Empire, the "LOAN PARTIES"), certain lenders (the "BANKS") and THE
BANK OF SCOTLAND, as agent (in such capacity, the "AGENT") for the Banks.

     B.  Pursuant to the terms of the Loan  Agreement,  the Banks have agreed to make available to Empire a $10,000,000 revolving credit facility,  which will be guaranteed on a senior basis, in part, by each of the Loan Parties. The terms of the Loan  Agreement  are  incorporated  by reference in this  Mortgage as if the terms  thereof  were fully set forth  herein.  Capitalized  terms not  otherwise defined  herein shall have the meanings  ascribed  thereto in the Loan Agreement and the other Loan Documents.  References in this Mortgage to the "OVERDUE RATE"
shall mean a rate per annum equal to 2% in excess of the Base Rate.

     C. The  Mortgagor  is the owner of the fee simple  estate in the parcels of real  property  described  on EXHIBIT A attached  hereto (the "OWNED  LAND") and owns,  leases  or  otherwise  has  the  right  to  use  all  of  the  buildings, improvements,  structures, and fixtures now or subsequently located on the Owned
Land (the "IMPROVEMENTS"; the Owned Land and the Improvements being collectively referred to as the "REAL ESTATE").

     D. As an  inducement  to the  Agent  and the  Banks to enter  into the Loan
Agreement and the Banks to make Loans, the Mortgagor is executing and delivering this Mortgage to the Mortgagee. References herein to the "SECURED PARTIES" shall mean the  collective  reference to the Mortgagee,  the Agent,  each Bank and any other holder of the Obligations (as hereinafter  defined),  and their respective successors, endorsees, transferees and assigns.

                                GRANTING CLAUSES

     For good and valuable  consideration,  the receipt and sufficiency of which are hereby  acknowledged,  the  Mortgagor  agrees that to secure the payment and performance of all  "Obligations"  (as defined in the Loan  Agreement) and other liabilities  of the  Mortgagor  and the Loan Parties which may arise under or in connection with the Notes,  the Loan Agreement and the other Loan Documents,  in each case whether on account of principal, interest,  reimbursement obligations,
for  fees,  indemnities,   costs,  expenses  or  otherwise  (including,  without
limitation,  all fees and  disbursements  of counsel to the  Mortgagee or to any
Secured  Party that are  required  to be paid by the  Mortgagee  pursuant to the
terms  of  this  Mortgage  or  any  other  Loan  Documents  (collectively,   the
"OBLIGATIONS");

THE MORTGAGOR HEREBY GRANTS TO THE MORTGAGEE A LIEN UPON AND A SECURITY INTEREST
IN, AND HEREBY MORTGAGES AND WARRANTS,  GRANTS, ASSIGNS, TRANSFERS AND SETS OVER
UNTO THE MORTGAGEE FOR THE USE AND BENEFIT OF THE MORTGAGEE, AS AGENT:

               (a) the Owned Land;

               (b) all right,  title and interest the  Mortgagor  now has or may hereafter  acquire  in and to the  Improvements  or any  part  thereof
          (whether  owned in fee by the  Mortgagor or held pursuant to any Lease or  otherwise)  and all the  estate,  right,  title,  claim or  demand whatsoever of the Mortgagor,  in possession or  expectancy,  in and to the Real Estate or any part thereof;

               (c) all right,  title and  interest of the  Mortgagor  in, to and under all easements,  rights of way, licenses,  operating  agreements, abutting strips and gores of land,  streets,  ways, alleys,  passages, sewer  rights,  waters,  water  courses,  water  and  flowage  rights, development  rights,  air  rights,  mineral and soil  rights,  plants,
          standing  and  fallen  timber,  and  all  estates,   rights,   titles,
          interests,   privileges,   licenses,   tenements,   hereditaments  and
          appurtenances belonging,  relating or appertaining to the Real Estate, and any reversions,  remainders,  rents,  issues,  profits and revenue thereof and all land lying in the bed of any  street,  road or avenue, in front of or adjoining the Real Estate to the center line thereof;

               (d) all of the fixtures, chattels, business machines,  machinery, apparatus, equipment,  furnishings,  fittings, appliances and articles of  personal  property  of every kind and nature  whatsoever,  and all appurtenances  and additions thereto and substitutions or replacements thereof (together with, in each case, attachments,  components,  parts and  accessories)  currently  owned or  subsequently  acquired  by the
          Mortgagor and now or subsequently attached to, or contained in or used or usable in any way in  connection  with any  operation or letting of the Real Estate,  including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains,  draperies, artwork,  carpets,  rugs,  storm  doors  and  windows,  furniture  and furnishings,  heating, electrical, and mechanical equipment, lighting, switchboards,  plumbing, ventilating, air conditioning and air-cooling apparatus,  refrigerating,  and  incinerating  equipment,  escalators, elevators,  loading  and  unloading  equipment  and  systems,  stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus),  telephones,  communication  systems (including  satellite dishes and antennae),  televisions;  computers,  sprinkler systems and other fire  prevention  and  extinguishing  apparatus  and  materials, security systems,  motors,  engines,  machinery,  pipes, pumps, tanks,
          conduits,  appliances,   fittings  and  fixtures  of  every  kind  and
          description (all of the foregoing in this paragraph (d) being referred to as the "EQUIPMENT");

                                      -2-

               (e) all right,  title and interest of the Mortgagor in and to all substitutes and  replacements  of, and all additions and  improvements to, the Real  Estate and the  Equipment,  subsequently  acquired by or released to the Mortgagor or  constructed,  assembled or placed by the
          Mortgagor  on the Real  Estate;  immediately  upon  such  acquisition, release,  construction,  assembling or placement,  including,  without limitation,  any and all building materials whether stored at the Real
          Estate or offsite,  and, in each such case,  without any further deed, conveyance, assignment or other act by the Mortgagor;

               (f) all right,  title and  interest of the  Mortgagor  in, to and under all leases,  subleases,  underlettings,  concession  agreements, management  agreements,  licenses and other agreements relating to the use or  occupancy  of the Real  Estate  or the  Equipment  or any part thereof,  now existing or  subsequently  entered into by the Mortgagor and whether written or oral and all guarantees of any of the foregoing
          (collectively,  as any  of the  foregoing  may be  amended,  restated, extended,  renewed or modified from time to time, the  "LEASES");  and all  rights  of the  Mortgagor  in  respect  of  cash  and  securities deposited  thereunder  and  the  right  to  receive  and  collect  the revenues, income, rents, issues and profits thereof, together with all other rents,  royalties,  issues,  profits,  revenue, income and other benefits arising from the use and enjoyment of the Mortgaged  Property
          (as defined below) (collectively, the "RENTS");

               (g)  all  unearned  premiums  under  insurance  policies  now  or subsequently  obtained by the Mortgagor relating to the Real Estate or
          Equipment,  and the Mortgagor's interest in and to all proceeds of any such insurance policies (including title insurance policies) including the  right to  collect  and  receive  such  proceeds,  subject  to the provisions  relating to insurance  generally set forth below;  and all awards and other compensation,  including the interest payable thereon and the right to collect and receive the same;  made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain,  condemnation or otherwise,  of all or any part of the
          Real Estate or any easement or other right therein; .

               (h) to the extent not expressly  prohibited  under the applicable contract,  consent,  license  or other  item  unless  the  appropriate consent  has been  obtained,  all  right,  title and  interest  of the
          Mortgagor in and to (i) all  contracts  from time to time  executed by the  Mortgagor  or any manager or agent on its behalf  relating to the ownership,  construction,  maintenance,  repair, operation, occupancy, sale or  financing of the Real Estate or Equipment or any part thereof and all  agreements  and options  relating to the purchase or lease of any portion of the Real  Estate,  together  with the right to exercise such options and all leases of Equipment, (ii) all consents, licenses, building  permits,  certificates  of occupancy and other  governmental approvals  relating to  construction,  completion,  occupancy,  use or operation  of the Real  Estate  or any part  thereof,  and  (iii)  all drawings, plans,  specifications and similar or related items relating to the Real Estate; and

               (i) all proceeds, both cash and noncash, of the foregoing;

                                      -3-

          (All of the  foregoing  property and rights and interests now owned or held or  subsequently  acquired by the  Mortgagor and described in the foregoing clauses (a)  through (c) are  collectively  referred to as the  "PREMISES",  and those  described  in the  foregoing  clauses (a)  through  (i) are  collectively referred to as the "MORTGAGED PROPERTY").

          TO  HAVE  AND TO HOLD  the  Mortgaged  Property  and  the  rights  and privileges  hereby mortgaged unto the Mortgagee,  its successors and assigns for the uses and purposes set forth,  until the Obligations are paid in full and the
Loan Commitments terminated under the Loan Agreement; PROVIDED HOWEVER, that the condition of this Mortgage is such that if the  Obligations  are so  discharged, then the estate hereby granted shall cease, terminate and become void, but shall otherwise  remain in full  force and  effect.  Notwithstanding  anything  to the contrary  contained  herein,  the Lien of this  Mortgage  shall be  released  in compliance with the terms of the Loan Agreement.

          This  Mortgage  covers  advances,  in  the  aggregate  amount  of  the obligations  secured hereby,  made by the Secured Parties for the benefit of the
Mortgagor.

                              TERMS AND CONDITIONS

          The Mortgagor further represents,  warrants, covenants and agrees with the Mortgagee and the Secured Parties as follows:

     1.  WARRANTY  OF  TITLE.  The  Mortgagor  warrants  that  it has  good  and marketable record title in fee simple to the Real Estate,  and good title to the rest of the Mortgaged  Property,  subject only to the matters that are set forth in  Schedule B of the title  insurance  policy or policies  being  issued to the
Mortgagee to insure the lien of this Mortgage and any other  Permitted Liens (as defined in the Loan Agreement). The Mortgagor shall warrant, defend and preserve such title and the lien of this  Mortgage  against all claims of all persons and entities  (not  including  the holders of the  Permitted  Liens).  The Mortgagor represents  and  warrants  that it has the power and lawful  authority to grant, bargain,  sell,  assign,  transfer,  mortgage  and  convey a  mortgage  lien and security  interest  in all of the  Mortgaged  Property to the  Mortgagee  in the
manner  and form  herein  provided  and  without  obtaining  the  authorization, approval,  consent or waiver of any  grantor,  lessor,  sublessor,  governmental authority or other Person whomsoever.

     2.  PAYMENT  OF  OBLIGATIONS.  The  Mortgagor  shall  pay and  perform  the
Obligations  at the times and  places and in the  manner  specified  in the Loan
Agreement and the other Loan Documents.

     3.  REQUIREMENTS.  The  Mortgagor  shall  promptly  comply  with all  laws, ordinances,  judgments,  decrees,  injunctions,  writs and  orders of any court, arbitrator  or  governmental  agency or authority,  and all rules,  regulations, orders,  interpretations,  directives,  licenses and permits,  applicable to the
Mortgaged Property, and all covenants,  restrictions and conditions now or later of record which may be applicable to any of the  Mortgaged  Property,  or to the use, manner of use, occupancy, possession, operation,  maintenance,  alteration, repair or reconstruction of any of the Mortgaged  Property.  The Mortgagor shall not commit,  nor permit or suffer to occur,  any material  waste with respect to the Mortgaged Property.

                                      -4-

     4. PAYMENT OF TAXES AND OTHER  IMPOSITIONS.  (a) Promptly when due or prior to the date on which any fine, penalty, interest or cost may be added thereto of
imposed,   the  Mortgagor  shall  pay  and  discharge  all  taxes,  charges  and assessments of every kind and nature,  all charges for any easement or agreement maintained  for the benefit of any of the Real  Estate,  all general and special assessments,  levies, permits,  inspection and license fees, all water and sewer rents and charges,  vault taxes and all other public  charges even if unforeseen or extraordinary, imposed upon or assessed against or which may become a lien on any of the  Real  Estate,  or  arising  in  respect  of  the  occupancy,  use or possession  thereof,  together  with any  penalties  or  interest  on any of the foregoing  (all of the  foregoing  are  collectively  referred  to herein as the
"IMPOSITIONS"),  except  where  (i) the  validity  or  amount  thereof  is being contested  in  good  faith  by  appropriate  proceedings,  which  the  Mortgagee determines  suspends the obligation to pay the  Imposition and that  non-payment thereof will not result in forfeiture,  sale, loss or diminution of any interest of the Mortgagee in the Mortgaged  Property and (ii) the Mortgagor has set aside on its books  adequate  reserves with respect  thereto in accordance  with GAAP, which  reserves  shall  include  reasonable  additional  sums to cover  possible interest,  costs,  and penalties;  PROVIDED,  HOWEVER,  that the Mortgagor shall promptly  cause  to  be  paid  any  amount  adjudged  by a  court  of  competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment  becomes final (and,  subject to the Mortgagee's  rights and remedies  during an Event of Default and subject to any  provisions set forth in the Loan Agreement and the other Loan  Documents to the contrary,  the Mortgagee shall make any sum deposited in such reserve  available for such  payment);  and provided,  further,  that,  in  all  events,  Impositions,  interest  costs  and penalties  shall be paid  prior to the  date any writ or order is  issued  under which the Mortgaged Property may be sold, lost or forfeited. Upon request by the
Mortgagee,  the Mortgagor  shall deliver to the  Mortgagee  evidence  reasonably acceptable to the Mortgagee  showing the payment of any such  Imposition.  If by law any Imposition, at the Mortgagor's option, may without penalty or premium be paid in installments (whether or not interest shall accrue on the unpaid balance of such  Imposition),  the  Mortgagor  may elect to pay such  Imposition in such installments and shall be responsible for the payment of such  installments with interest, if any.

          (b) Nothing  herein shall affect any right or remedy of the  Mortgagee under this Mortgage or otherwise,  without notice or demand to the Mortgagor, to pay any Imposition after the date such Imposition shall have become due, and add to the Obligations  the amount so paid,  together with interest from the time of payment at the Overdue Rate.  Any sums paid by the Mortgagee in discharge of any
Impositions  shall be (i) a lien on the  Premises  secured  hereby  prior to any right or title to,  interest in, or claim upon the Premises  subordinate  to the lien of this  Mortgage,  and (ii)  payable  on  demand by the  Mortgagor  to the
Mortgagee together with interest at the Overdue Rate as set forth above.

          (c) As of the date hereof, the Mortgagor  represents and warrants that the Mortgagor (i) has filed all federal, state, commonwealth,  county, municipal and city income and other material tax returns required to have been filed by it and has paid all taxes and other  impositions  which have become due or pursuant to any  assessments  or charges  received by it, (ii) does not know of any basis for any  additional  assessment  or charge in respect of any such taxes or other
Impositions,  and (iii) has paid in full all sums  owing or  claimed  for labor, material,  supplies,  personal  property  (whether or not forming an Improvement hereunder) and services of every kind and character used, furnished or installed in or on the Mortgaged Property that are now due and owing and no claim for same

                                      -5-

exists or will be  permitted  to be created,  except such claims as may arise in the ordinary course of business and that are not yet past due.

     5. INSURANCE.  (a) The Mortgagor  promptly shall comply with and conform in all material  respects to (i) all provisions of each insurance policy maintained with  respect  to the  Mortgaged  Property,  and  (ii) all  requirements  of the insurers  applicable to the Mortgagor or to any of the Mortgaged  Property or to
the  use,  manner  of  use,  occupancy,  possession,   operation,   maintenance,
alteration or repair of any of the Mortgaged  Property.  The Mortgagor shall not use or permit the use of the Mortgaged Property in any manner which would permit any  insurer to cancel any  insurance  policy or void  coverage  required  to be maintained by this Mortgage.

          (b) In the event of  foreclosure of this Mortgage or other transfer of title to the Mortgaged Property,  all right, title and interest of the Mortgagor in and to any  insurance  policies  then in force shall pass to the purchaser or grantee.

     6. RESTRICTIONS ON LIENS AND ENCUMBRANCES.  Except for the Permitted Liens,
the Mortgagor shall not further mortgage,  nor otherwise  encumber the Mortgaged
Property nor create or suffer to exist any lien,  charge or  encumbrance  on the
Mortgaged Property, or any part thereof,  whether superior or subordinate to the lien of this Mortgage and whether recourse or non-recourse.

     7.  DUE ON SALE  AND  OTHER  TRANSFER  RESTRICTIONS.  Except  as  expressly permitted in the Loan  Agreement  and the other Loan  Documents,  the  Mortgagor shall  not  sell,  transfer,  convey or  assign  all or any  portion  of, or any interest in, the Mortgaged Property.

     8.  CASUALTY   CONDEMNATION/EMINENT   DOMAIN.  Immediately  upon  obtaining
knowledge  of  any  casualty  or the  institution  of any  proceedings  for  the condemnation of the Mortgaged  Property,  or any material portion  thereof,  the
Mortgagor will notify the Mortgagee of the pendency of such proceedings.  In all events,  the Mortgagor hereby  covenants and agrees to promptly  commence and to diligently  prosecute  the  restoration  of  the  Mortgaged  Property  upon  the occurrence of any casualty loss affecting the Mortgaged Property, without regard to the  availability  of any  proceeds or award.  Notwithstanding  any damage to destruction  or loss of or other  casualty  with respect to any of the Mortgaged
Property, the Mortgagor shall continue to pay the Obligations at the time and in the manner  provided  for in the Loan  Agreement  and the other Loan  Documents, until the Obligations have been paid in full. If the Mortgaged Property is sold, through foreclosure or otherwise,  prior to the receipt by the Mortgagee of such insurance  proceeds,  the  Mortgagee  shall  have the  right,  whether  or not a deficiency  judgment on any Loan Document  shall have been sought,  recovered or denied, to receive such insurance  proceeds,  or a portion thereof sufficient to pay the then unpaid Obligations, whichever is less.

     9. LEASES.  Except as expressly  permitted  under the Loan  Agreement,  the
Mortgagor shall not (a) execute an assignment or pledge of any Lease relating to all of any  portion  of the  Mortgaged  Property  other  than  in  favor  of the
Mortgagee,  (b)  execute  or permit  to exist any Lease of any of the  Mortgaged
Property,  or (c) mortgage,  pledge,  assign,  hypothecate,  amend,  modify,  or otherwise encumber or transfer any Lease or any interest in any Lease.

                                      -6-

     10. FURTHER ASSURANCES. To further assure the Mortgagee's rights under this
Mortgage,  the Mortgagor  agrees promptly upon demand of the Mortgagee to do any act or  execute  and  deliver,  record  and/or  file  any  additional  documents
(including,  but not limited to, security  agreements on any personalty included or to be included in the  Mortgaged  Property and a separate  assignment of each
Lease in  recordable  form) as may be  reasonably  required by the  Mortgagee to confirm the lien of this Mortgage and all other rights or benefits  conferred on the Mortgagee by this Mortgage.

     11.  MORTGAGEE'S RIGHT TO PERFORM.  If an Event of Default has occurred and is continuing,  the Mortgagee,  without  waiving or releasing the Mortgagor from any obligation or default under this Mortgage, may, pay or perform the same, and the amount or cost thereof, with interest at the Overdue Rate, shall immediately upon  written  demand be due from the  Mortgagor to the  Mortgagee  and the same shall be secured by this Mortgage and shall be a lien on the Mortgaged  Property prior to, any right, title to, interest in, or claim upon the Mortgaged Property attaching  subsequent  to the lien of this  Mortgage.  No  payment or advance of money by the  Mortgagee  under this Section shall be deemed or construed to cure the Mortgagor's default or waive any right or remedy of the Mortgagee.

     12. EVENTS OF DEFAULT. The occurrence of an Event of Default under the Loan
Agreement shall constitute an Event of Default  hereunder.  Notwithstanding  the foregoing, the breach by the Mortgagor of any term or provision of this Mortgage other than those terms  requiring the making of any payment shall not constitute an Event of Default  hereunder  unless such breach,  if susceptible of cure, has not been cured  within  thirty  (30) days after the earlier of the date on which the Mortgagee  gives the Mortgagor  notice of such breach or the date an officer of any Loan Party becomes aware thereof.

     13.  REMEDIES.  (a) Upon the occurrence  and during the  continuance of any
Event of Default, the Mortgagee may immediately take such action, without notice or demand,  under the Loan  Agreement and the other Loan Documents and otherwise as it deems  advisable to protect and enforce its rights  against the  Mortgagor and in and to the  Mortgaged  Property,  including,  but  not  limited  to,  the following actions,  each of which may be pursued  concurrently or otherwise,  at such  time  and in such  manner  as the  Mortgagee  may  determine,  in its sole discretion,  without  impairing  or  otherwise  affecting  the other  rights and remedies of the Mortgagee:

               (i) The Mortgagee may, to the extent permitted by applicable law,
          (A) institute and maintain an action of mortgage  foreclosure  against all or any part of the Mortgaged Property,  (B) institute and maintain an action on the Loan  Agreement  or any other Loan  Document,  or (C)
          take such other action at law or in equity for the enforcement of this
          Mortgage or any of the Loan  Agreement and the other Loan Documents as the law may allow.  The  Mortgagee  may  proceed in any such action to final  judgment  and  execution  thereon  for all sums due  hereunder, together  with  interest  thereon at the Overdue Rate and all costs of suit,  including,  without limitation,  reasonable attorneys' fees and disbursements.  Interest  at  the  Overdue  Rate  shall  be due on any judgment  obtained by the  Mortgagee  from the date of judgment  until actual payment is made of the full amount of the judgment; and

                                      -7-

               (ii) The Mortgagee may  personally,  or by its agents,  attorneys and employees and without  regard to the adequacy or inadequacy of the
          Mortgaged  Property  or any  other  collateral  as  security  for  the
          Obligations  enter into and upon the  Mortgaged  Property and each and every  part  thereof  and  exclude  the  Mortgagor  and its agents and
          employees   therefrom  without  liability  for  trespass,   damage  or
          otherwise (the Mortgagor  hereby  agreeing to surrender  possession of the Mortgaged  Property to the Mortgagee upon demand at any such time)
          and use, operate,  manage, maintain and control the Mortgaged Property and every part thereof. Following such entry and taking of possession, the Mortgagee shall be entitled,  without limitation, (A) to lease all or any part or parts of the  Mortgaged  Property  for such  periods of time and upon such conditions as the Mortgagee may, in its discretion, deem,  proper,  (B) to  enforce,  cancel or  modify  any Lease and (C)
          generally to execute,  do and perform any other act,  deed;  matter or thing  concerning the Mortgaged  Property as the Mortgagee  shall deem appropriate as fully as the Mortgagor might do.

          (b) In case of a foreclosure sale, the Real Estate may be sold, at the
Mortgagee's election, in one parcel or in more than one parcel and the Mortgagee is specifically  empowered (without being required to do so, and in its sole and absolute  discretion)  to cause  successive  sales of portions of the  Mortgaged
Property to be held.

          (c) In the event of any  breach of any of the  covenants,  agreements, terms or conditions contained in this Mortgage,  the Mortgagee shall be entitled to  enjoin  such  breach  and  obtain  specific  performance  of  any  covenant, agreement,  term or condition and the  Mortgagee  shall have the right to invoke any equitable  right or remedy as though other remedies were not provided for in this Mortgage.

          (d) It is  agreed  that if an  Event of  Default  shall  occur  and be continuing,  any and all  proceeds  of the  Mortgaged  Property  received by the
Mortgagee  shall be held by the Mortgagee for the benefit of the Secured Parties as collateral security for the Obligations  (whether matured or unmatured),  and shall be applied in  payment of the  Obligations  in the manner set forth in the
Loan Agreement.

     14. RIGHT OF MORTGAGEE TO CREDIT SALE. Upon the occurrence of any sale made under this  Mortgage,  by virtue of  judicial  proceedings  or of a judgment  or decree of  foreclosure  and sale,  the  Mortgagee  may bid for and  acquire  the
Mortgaged  Property or any part thereof.  In lieu of paying cash  therefor,  the
Mortgagee  may make  settlement  for the purchase  price by  crediting  upon the
Obligations  or other sums secured by this  Mortgage,  the net sales price after deducting  therefrom  the  expenses  of sale and the cost of the  action and any other sums which the Mortgagee is authorized to deduct under this  Mortgage.  In such event,  this  Mortgage,  the Loan  Agreement  and the other Loan  Documents evidencing expenditures secured hereby may be presented to the person or persons conducting  the sale in order that the amount so used or applied may be credited upon the Obligations as having been paid.

     15. APPOINTMENT OF RECEIVER. If an Event of Default shall have occurred and be  continuing,  the  Mortgagee  as a matter of right and without  notice to the
Mortgagor,  unless  otherwise  required by applicable law, and without regard to

                                      -8-

the adequacy or inadequacy of the Mortgaged  Property or any other collateral or the interest of the  Mortgagor  therein as security for the  Obligations,  shall have the right to apply to any court having  jurisdiction  to appoint a receiver or receivers or other manager of the Mortgaged  Property,  without requiring the posting of a surety bond, and without reference to the adequacy or inadequacy of the  value of the  Mortgaged  Property  or the  solvency  or  insolvency  of the
Mortgagor  or any other  party  obligated  for payment of all or any part of the
Obligations, and whether or not waste has occurred with respect to the Mortgaged
Property,  and the Mortgagor hereby irrevocably consents to such appointment and waives notice of any  application  therefor  (except as may be required by law).
Any such  receiver or receivers  or manager  stall have all the usual powers and duties of  receivers  in like or similar  cases and all the powers and duties of the Mortgagee in case of entry as provided in this Mortgage,  including, without limitation and to the extent permitted by law, the right to enter into leases of all or any  part of the  Mortgaged  Property,  and  shall  continue  as such and exercise all such powers until the date of confirmation of sale of the Mortgaged
Property unless such receivership is sooner terminated.

     16.  EXTENSION,  RELEASE,  ETC. (a) Without affecting the lien or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of the Obligations,  the Mortgagee may, from time to time and without notice, agree to (i) release any person liable for the  indebtedness  borrowed or guaranteed under the Loan Agreement and the other
Loan  Documents,  (ii)  extend  the  maturity  or alter  any of the terms of the indebtedness  borrowed or guaranteed under the Loan Agreement and the other Loan
Documents or any other guaranty  thereof,  (iii) grant other  indulgences,  (iv)
release or reconvey,  or cause to be released or  reconveyed  at any time at the
Mortgagee's  option any parcel,  portion or all of the Mortgaged  Property,  (v)
take or release  any other or  additional  security  for any  obligation  herein mentioned,  or (vi) make  compositions  or other  arrangements  with  debtors in relation thereto.

          (b) No recovery of any  judgment  by the  Mortgagee  and no levy of an execution  under any  judgment  upon the  Mortgaged  Property  or upon any other property of the  Mortgagor  shall affect the lien of this Mortgage or any liens, rights,  powers or remedies of the Mortgagee hereunder,  and such liens, rights, powers and remedies shall continue unimpaired.

          (c) If the Mortgagee  shall have the right to foreclose  this Mortgage or to direct a power of sale,  the  Mortgagor  authorizes  the  Mortgagee at its option  to  foreclose  the  lien of this  Mortgage  (or  direct  the sale of the
Mortgaged Property,  as the case may be) subject to the rights of any tenants of the Mortgaged  Property.  The failure to make any such tenants parties defendant to any such foreclosure  proceeding and to foreclose their rights, or to provide notice to such tenants as required in any statutory  procedure  governing a sale of the Mortgaged  Property,  or to terminate  such tenant's  rights in such sale will not be asserted by the Mortgagor as a defense to any proceeding  instituted by the  Mortgagee to collect the  Obligations  or to foreclose  the lien of this
Mortgage.

          (d) Unless expressly provided  otherwise,  in the event that ownership of this Mortgage and title to the Mortgaged Property or any estate therein shall become  vested in the same person or entity;  this  Mortgage  shall not merge in such title but shall continue as a valid lien on the Mortgaged  Property for the amount secured hereby.

                                      -9-

     17.  SECURITY  AGREEMENT  UNDER  UNIFORM  COMMERCIAL  CODE.  (a)  It is the
intention of the parties hereto that this Mortgage  shall  constitute a Security
Agreement  within the meaning of the UCC (as  defined in the Uniform  Commercial
Code of the State of New York (the  "UCC").  If an Event of Default  shall occur and be  continuing  under this  Mortgage,  then in  addition to having any other right or remedy  available  at law or in equity,  the  Mortgagee  shall have the option of either (i) proceeding  under the Code and  exercising  such rights and remedies as may be provided to a secured  party by the Code with  respect to all or any portion of the Mortgaged Property which is personal property  (including, without  limitation,  taking  possession  of and selling such  property) or (ii)
treating such property as real property and proceeding  with respect to both the real and personal  property  constituting  the Mortgaged  Property in accordance with the  Mortgagee's  rights,  powers  and  remedies  with  respect to the real property (in which event the default provisions of the Code shall not apply). If the Mortgagee  shall elect to proceed  under the Code,  then ten days' notice of sale  of the  personal  property  shall  be  deemed  reasonable  notice  and the reasonable  expenses of retaking,  holding,  preparing for sale, selling and the like incurred by the Mortgagee shall include, but not be limited, to, reasonable attorneys' fees and legal expenses.  At the Mortgagee's  request,  the Mortgagor shall assemble the personal property and make it available to the Mortgagee at a place  designated  by the  Mortgagee  which  is  reasonably  convenient  to both parties.

          (b) The Mortgagor and the Mortgagee  agree, to the extent permitted by law,  that:  (i) all of the goods  described  within the  definition of the word
"Equipment" are or are to become fixtures on the Real Estate; (ii) this Mortgage upon recording or  registration  in the real estate records of the proper office shall  constitute a financing  statement filed as a "fixture  filing" within the meaning of Sections  9a-334 and 9a-502 of the Code;  (iii) the  Mortgagor is the
record owner of the Owned Land;  and (iv) the addresses of the Mortgagor and the
Mortgagee are as set forth on the first page of this Mortgage.

          (c) The  information  provided in this paragraph is provided in, order that this Mortgage  shall comply with the  requirements  of applicable law for a mortgage instrument to be filed as a financing  statement.  The Mortgagor is the
"Debtor"  and its  name and  mailing  address  are set  forth  hereinabove.  The
"Secured  Party" is the  Mortgagee  and its name and mailing  address from which information  concerning the security interest granted herein may be obtained are as set forth  hereinabove.  A statement  describing the portion of the Mortgaged
Property  comprising  of  goods or other  personal  property  that may now be or hereafter  become fixtures hereby secured is set forth in the description of the
Mortgaged  Property  contained herein.  The Mortgagor is the record owner of the
Mortgaged Property.

          (d)  After  written  request,   Mortgagor  shall  file  all  financing
statements  necessary to perfect the  Mortgagee's  lien  thereon.  Additionally,
Mortgagor  authorizes  Mortgagee to file  financing  statements  describing  the
Mortgaged Property on the Mortgagors  behalf;  provided that the Mortgagee shall not be responsible for the filing of any financing or continuation statement.

     18. FUTURE  ADVANCES.  The lien of this Mortgage with respect to any future advances  and/or  obligations  up to a maximum  of  $10,000,000,  modifications, extensions,  and  renewals  referred  to herein and made from time to time shall have the same priority to which this Mortgage  otherwise would be entitled as of

                                      -10-

the date this Mortgage is executed and recorded  without regard to the fact that any such future advance,  obligation,  modification,  extension,  or renewal may occur after this Mortgage is executed.

     19.  ASSIGNMENT OF RENTS. (a) The Mortgagor hereby assigns to the Mortgagee the  Rents  as  further  security  for the  payment  of and  performance  of the
Obligations,  and the  Mortgagor  grants to the Mortgagee the right to enter the
Mortgaged  Property  for the  purpose  of  collecting  the  same  and to let the
Mortgaged Property or any part thereof, and to apply the Rents on account of the
Obligations.  The foregoing  assignment  and grant is present,  irrevocable  and absolute and shall continue in effect until the  Obligations  are fully paid and performed,  but the Mortgagee hereby grants the Mortgagor a revocable license to collect,  receive,  use and retain the Rents until the occurrence of an Event of
Default;  such  license to collect,  receive,  use and retain the Rents shall be immediately and automatically  revoked by the Mortgagee without the necessity of any action of the Mortgagee upon the  occurrence  and during the  continuance of any Event of Default; in the event such license is revoked,  the Mortgagor shall pay over to the  Mortgagee,  or to any receiver  appointed to collect the Rents, any lease security deposits,  and shall pay monthly in advance to the Mortgagee, or to any such receiver,  the fair and reasonable  rental value as determined by the Mortgagee  for the use and occupancy of such part of the Mortgaged  Property as may be in the  possession of the Mortgagor or any affiliate of the Mortgagor, and upon default in any such payment the Mortgagor and any such  affiliate  will vacate and surrender the  possession of the Mortgaged  Property to the Mortgagee or to  such  receiver,  and  in  default  thereof  may  be  evicted  by  summary proceedings  or  otherwise.  The  Mortgagor  shall  not  accept  prepayments  of installments  of Rent to  become  due for a period  of more  than  one  month in advance (except for security deposits and estimated payments of percentage rent, if any).

          (b) The  Mortgagor  has not  affirmatively  done any act  which  would prevent the  Mortgagee  from, or limit the Mortgagee in, acting under any of the provisions of the foregoing assignment.

          (c) Except  for any matter  disclosed  in the Loan  Agreement  and the other Loan  Documents,  no action has been brought or, so far as is known to the
Mortgagor, is threatened, which would interfere in any way with the right of the
Mortgagor to execute the foregoing assignment and perform all of the Mortgagor's obligations contained in this Section and in the Leases.

     20.  ADDITIONAL  RIGHTS.  The holder of any subordinate lien or subordinate mortgage on the  Mortgaged  Property  shall have no right to terminate any Lease whether  or not  such  Lease is  subordinate  to this  Mortgage  nor  shall  the
Mortgagor consent to any holder of any subordinate lien or subordinate  mortgage joining  any  tenant  under any Lease in any  action  to  foreclose  the lien or modify,  interfere with, disturb or terminate the rights of any tenant under any
Lease.  By  recordation  of this Mortgage all  subordinate  lienholders  and the mortgagees  and  beneficiaries  under  subordinate  mortgages are subject to and notified  of this  provision,  and any  action  taken by any such  penholder  or beneficiary  contrary  to this  provision  shall  be null  and  void.  Upon  the occurrence  and during the  continuance  of any Event of Default,  the Mortgagee may, in its sole  discretion  and without regard to the adequacy of its security under this  Mortgage,  apply all or any part of any amounts on deposit  with the
Mortgagee under this Mortgage  against all or any part of the  Obligations.  Any such application shall not be construed to cure or waive any Default or Event of

                                      -11-

Default or invalidate  any act taken by the Mortgagee on account of such Default or Event of Default.

     21. MORTGAGOR'S INDEMNITIES. The Mortgagor agrees to protect, indemnify and
hold  harmless  the  Mortgagee  and  each  Secured  Party   (collectively,   the
"INDEMNITEES")  from and against any and all losses  which the  Mortgagee or any such  Indemnitee  may incur under or by reason of the  assignment  of Leases and
Rents,  or for any  action  taken by the  Mortgagee  or any  Bank or  Indemnitee hereunder,  or by  reason  or in  defense  of any and  all  claims  and  demands whatsoever  which may be asserted  against the Mortgagee or any such  Indemnitee arising out of the Leases, including, without limitation, any claim by any third
Person for credit on account of Rents paid to and received by the Mortgagor, but not delivered to the Mortgagee or its agents,  representatives or employees, for any  period  under any Lease  more than one (1) month in advance of the due date thereof.  In the event that the Mortgagee or any of the Secured  Parties  incurs any  losses  covered  by the  indemnity  set forth in this  Section,  the amount thereof,  including  reasonable  attorneys'  fees, with interest  thereon at the
Overdue Rate, shall be payable by the Mortgagor to the Mortgagee within ten (10)
days  after  demand  therefor,  and  shall be  secured  hereby  and by all other security for the payment and performance of the Obligations,  including, without limitation,  the lien and security interest of this Mortgage. The liabilities of the Mortgagor as set forth in this Section shall survive the termination of this
Mortgage and the repayment of the Obligations.

     22. NO LIABILITY OF MORTGAGEE.  Neither the  acceptance nor the exercise of the rights and remedies  hereunder nor any other action on the part of Mortgagee or any Person exercising Mortgagee's rights hereunder shall be construed to: (a)
be an assumption by Mortgagee or any such Person or to otherwise  make Mortgagee or  such  Person  liable  or  responsible  for  the  performance  of  any of the obligations  of  Mortgagor  under or with respect to the Leases or for any Rent, security deposit or other amount delivered to Mortgagor, provided that Mortgagee or any such Person  exercising the rights of Mortgagee  shall be accountable for any Rents,  security deposits or other amounts actually received by Mortgagee or such Person, as the case may be; or (b) obligate Mortgagee or any such Person to take any  action  under or with  respect  to the  Leases or with  respect to the
Mortgaged  Property,  to incur any expense or perform or  discharge  any duty or obligation  under or with respect to the Leases or with respect to the Mortgaged
Property, to appear in or defend any action or proceeding relating to the Leases or the Mortgaged Property, to constitute Mortgagee as a  mortgagee-in-possession
(unless  Mortgagee  actually  enters  and  takes  possession  of  the  Mortgaged
Property),  or to be liable in any way for any  injury or damage to  Persons  or property sustained by any Person in or about the Mortgaged Property,  other than to the extent caused by the willful  misconduct or gross negligence of Mortgagee or any Person exercising the rights of Mortgagee hereunder.

     23.  NOTICES.  All  notices,  requests,  demands  and other  communications hereunder shall be given in accordance with the provisions of the Loan Agreement and the other Loan  Documents to the Mortgagor and to the Mortgagee as specified therein.

     24. NO ORAL MODIFICATION. This Mortgage may not be amended, supplemented or otherwise  modified  except  in  accordance  with  the  provisions  of the  Loan
Agreement and the other Loan Documents.  Any agreement made by the Mortgagor and the Mortgagee after the date of this Mortgage relating to this Mortgage shall be

                                      -12-

superior to the rights of the holder of any  intervening or subordinate  lien or encumbrance.

     25.  PARTIAL  INVALIDITY.  In the event  any one or more of the  provisions contained in this Mortgage  shall for any reason be held to be invalid,  illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision  hereof,  but each shall be construed as if such  invalid,  illegal or  unenforceable  provision  had never  been  included.
Notwithstanding  to the contrary  anything  contained in this Mortgage or in any provisions of any Loan  Document,  the  obligations  of the Mortgagor and of any other obligor under any Loan  Agreement  and the other Loan  Documents  shall be subject to the limitation that the Mortgagee shall not charge,  take or receive, nor  shall  the  Mortgagor  or any  other  obligor  be  obligated  to pay to the
Mortgagee,  any amounts  constituting  interest  in excess of the  maximum  rate permitted by law to be charged by the Mortgagee.

     26.  MORTGAGOR'S WAIVER OF RIGHTS. (a) The Mortgagor hereby voluntarily and knowingly  releases  and waives any and all rights to retain  possession  of the
Mortgaged Property after the occurrence of an Event of Default hereunder and any and all rights of redemption  from sale under any order or decree of foreclosure
(whether  full or partial),  pursuant to rights,  if any,  therein  granted,  as allowed under any  applicable  law, on its own behalf,  on behalf of all persons claiming or having an interest  (direct or indirectly) by, through or under each constituent  of the Mortgagor  and on behalf of each and every person  acquiring any interest in the Mortgaged  Property  subsequent to the date hereof, it being the  intent  hereof  that  any  and  all  such  rights  or  redemption`  of each constituent  of the Mortgagor and all such other persons are and shall be deemed to be  hereby  waived to the  fullest  extent  permitted  by  applicable  law or replacement  statute.  Each  constituent  of the  Mortgagor  shall not invoke or utilize any such law or laws or otherwise hinder, delay, or impede the execution of any right,  power, or remedy herein or otherwise  granted or delegated to the
Mortgagee, but shall permit the execution of every such right, power, and remedy as though no such law or laws had been made or enacted.

          (b) To the fullest extent  permitted by law, the Mortgagor  waives the benefit of all laws now existing or that may  subsequently be enacted  providing for (i) any appraisement  before sale of any portion of the Mortgaged  Property,
(ii) any  extension of the time for the  enforcement  of the  collection  of the
Obligations or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Mortgaged  Property from attachment,  levy or sale under execution or exemption from civil process to the full extent the  Mortgagor  may do so, the  Mortgagor  agrees that the Mortgagor will not at any time insist upon, plead,  claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement,  valuation, stay,  exemption,  extension or  redemption,  or requiring  foreclosure  of this
Mortgage before exercising any other remedy granted hereunder and the Mortgagor, for the Mortgagor and its  successors  and assigns,  and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by
law,   hereby  waives  and  releases  all  rights  of   redemption,   valuation,
appraisement,  stay of  execution,  notice  of  election  to mature  (except  as expressly  provided  in the Loan  Agreement  and the other  Loan  Documents)  or declare due the whole of the secured  indebtedness  and marshalling in the event of exercise by the Mortgagee of the foreclosure rights,  power of sale, or other rights hereby created.

                                      -13-

     27.  REMEDIES NOT  EXCLUSIVE.  The  Mortgagee  shall be entitled to enforce payment and performance of the Obligations and to exercise all rights and powers under this Mortgage or under any of the other Loan  Agreement and the other Loan
Documents   or  other   agreement  or  any  laws  now  or  hereafter  in  force,
notwithstanding some or all of the Obligations may now or hereafter be otherwise secured, whether by deed of trust, mortgage,  security agreement,  pledge, lien, assignment  or  otherwise.  Neither  the  acceptance  of this  Mortgage  nor its enforcement,  shall prejudice or in any manner affect the Mortgagee's  rights to realize  upon  or  enforce  any  other  security  now or  hereafter  held by the
Mortgagee,  it being agreed that the Mortgagee shall be entitled to enforce this
Mortgage and any other  security now or hereafter  held by the Mortgagee in such order and manner as the Mortgagee may determine in its absolute  discretion.  No remedy  herein  conferred  upon or reserved to the  Mortgagee  is intended to be exclusive of any other remedy herein or by law provided or  permitted,  but each shall be  cumulative  and  shall be in  addition  to every  other  remedy  given hereunder or now or hereafter existing at law or in equity or by statute.  Every power or remedy given by any of the Loan  Agreement and the other Loan Documents to the Mortgagee or to which either may otherwise be entitled, may be exercised, concurrently or  independently,  from time to time and as often as may be deemed expedient by the Mortgagee, as the case may be. In no event shall the Mortgagee, in the exercise of the remedies  provided in this Mortgage  (including,  without limitation,  in connection with the assignment of Rents to the Mortgagee, or the appointment  of a receiver and the entry of such  receiver on to all or any part of the  Mortgaged  Property),  be deemed a "mortgagee  in  possession,"  and the
Mortgagee  shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

     28.  MULTIPLE  SECURITY.  If (a) the Premises  shall consist of one or more parcels,  whether  or not  contiguous  and  whether  or not  located in the same county,  or (b) in  addition  to  this  Mortgage,  the  Mortgagee  shall  now or hereafter hold or be the beneficiary of one or more additional mortgages, liens, deeds of trust or other security  (directly or indirectly)  for the  Obligations upon other  property in the State in which the Premises are located  (whether or not such  property  is  owned by the  Mortgagor  or by  others)  or (c) both the circumstances  described  in  clauses  (a) and (b)  shall be  true,  then to the fullest extent permitted by law, the Mortgagee may, at its election, commence or consolidate in a single foreclosure action all foreclosure  proceedings  against all such collateral securing the Obligations (including the Mortgaged Property), which action may be brought or  consolidated  in the courts of or sale conducted in,  any  county in which  any of such  collateral  is  located.  The  Mortgagor acknowledges that the right to maintain a consolidated  foreclosure  action is a specific  inducement  to the  Mortgagee  to  extend  the  indebtedness  borrowed pursuant to or  guaranteed by the Loan  Agreement and the other Loan  Documents, and the  Mortgagor  expressly  and  irrevocably  waives  any  objections  to the commencement or consolidation of the foreclosure  proceedings in a single action and any  objections  to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. The Mortgagor further agrees that if  the  Mortgagee  shall  be  prosecuting  one or  more  foreclosure  or  other proceedings  against  a  portion  of  the  Mortgaged  Property  or  against  any collateral  other than the  Mortgaged  Property,  which  collateral  directly or indirectly  secures the  Obligations,  or if the Mortgagee shall have obtained a judgment of foreclosure and sale or similar  judgment  against such  collateral, then,  whether or not such  proceedings  are being  maintained or judgments were obtained  in or  outside  the  State in which  the  Premises  are  located,  the
Mortgagee may commence or continue any foreclosure  proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged
Property  and  the  Mortgagor  waives  any  objections  to the  commencement  or

                                      -14-

continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments,  and waives any right to seek to dismiss,  stay, remove,  transfer or consolidate either any action under this Mortgage or such other proceedings on such basis.  Neither the commencement nor continuation of proceedings to foreclose this Mortgage,  nor the exercise of any other rights  hereunder nor the recovery of any judgment by the Mortgagee in any such proceedings or the occurrence of any sale in any such proceedings shall prejudice,  limit or preclude the Mortgagee's  right to commence or continue one or more foreclosure or other  proceedings or obtain a judgment against any other collateral  (either in or outside the State in which the  Premises  are located)
which  directly  or  indirectly  secures  the  Obligations,  and  the  Mortgagor expressly  waives any objections to the  commencement  of,  continuation  of, or entry of a judgment  in such  other  sales or  proceedings  or  exercise  of any remedies  in such  sales or  proceedings  based  upon  any  action  or  judgment connected to this  Mortgage,  and the Mortgagor also waives any right to seek to dismiss,  stay,  remove,  transfer  or  consolidate  either  such other sales or proceedings  or any sale or action  under this  Mortgage  on such  basis.  It is expressly understood and agreed that to the fullest extent permitted by law, the
Mortgagee may, at its election,  cause the sale of all  collateral  which is the subject of a single  foreclosure  action at either a single  sale or at multiple sales conducted  simultaneously  and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral  securing  the  Obligations  (directly  or  indirectly)  in the  most economical and least time-consuming manner.

     29.  SUCCESSORS  AND ASSIGNS.  All covenants of the Mortgagor  contained in this  Mortgage  are  imposed  solely  and  exclusively  for the  benefit  of the
Mortgagee,  and its successors and assigns,  and no other person or entity shall have standing to require compliance with such covenants or be deemed,  under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely  waived in whole or in part by the  Mortgagee  at any time if in the sole discretion of Mortgagee such a waiver is deemed advisable. All such covenants of the Mortgagor shall run with the land and bind the Mortgagor, the successors and assigns  of the  Mortgagor  (and  each  of  them)  and  all  subsequent  owners, encumbrances  and  tenants of the  Mortgaged  Property,  and shall  inure to the benefit of the Mortgagee and its  successors and assigns.  The word  "Mortgagor"
shall  be  construed  as if it read  "Mortgagors"  whenever  the  sense  of this
Mortgage  so  requires  and if there  shall  be more  than  one  Mortgagor,  the obligations of the Mortgagors shall be joint and several.

     30. NO WAIVERS, ETC. Any failure by the Mortgagee to insist upon the strict performance by the Mortgagor of any of the terms and provisions of this Mortgage shall not be deemed to be a waiver of any of the terries and provisions  hereof, and the  Mortgagee,  notwithstanding  any such  failure,  shall  have the  right thereafter to insist upon the strict performance by the Mortgagor of any and all of the terms and  provisions of this Mortgage to be performed by the  Mortgagor.
The Mortgagee may release, regardless of consideration and without the necessity for any  notice  to or  consent  by the  holder of any  subordinate  lien on the
Mortgaged Property, any part of the security held for the obligations secured by this Mortgage without, as to the remainder of the security, in any way impairing or  affecting  the lien of this  Mortgage or the  priority of such lien over any subordinate lien or deed of trust.

                                      -15-

     31.  GOVERNING  LAW, ETC. This Mortgage  shall be governed by and construed and  interpreted  in  accordance  with  the  laws  of the  State  of  New  York.

     32. CERTAIN  DEFINITIONS.  Unless the context clearly  indicates a contrary intent or unless  otherwise  specifically  provided  herein,  words used in this
Mortgage shall be used  interchangeably  in singular or plural form and the word
"Mortgagor"  shall mean "each Mortgagor or any subsequent owner or owners of the
Mortgaged   Property  or  any  part  thereof  or  interest  therein,"  the  word
"Mortgagee"  shall  mean  "Mortgagee  or any  successor  agent  for the  Secured
Parties,"  the  word  "person"  shall  include  any   individual,   corporation,
partnership,  limited  liability  company,  trust,  unincorporated  association, government,  governmental  authority,  or other entity, and the words "Mortgaged
Property"  shall  include  any  portion of the  Mortgaged  Property  or interest therein.  Whenever  the context may  require,  any  pronouns  used herein  shall include the corresponding masculine,  feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The captions in this Mortgage are for  convenience  or reference  only and in no way limit or amplify the provisions hereof.

     33.  MAXIMUM  AMOUNT  OF  INDEBTEDNESS.  Notwithstanding  anything  to  the
contrary  in  this  Mortgage,   the  maximum   aggregate   principal  amount  of
indebtedness that is, or under any contingency may be, secured by this Mortgage,
either  at  execution  or  any  time  thereafter  (the  "SECURED  AMOUNT"),   is
$10,000,000.00,  plus amounts that Mortgagee  expends under this Mortgage to the extent that any such amounts shall constitute  payment of (i) taxes,  charges or assessments  that  may be  imposed  by law  upon the  Mortgaged  Property,  (ii)
premiums on insurance policies covering the Mortgaged  Property;  (iii) expenses incurred in upholding the lien of this  Mortgage,  including the expenses of any litigation to prosecute or defend the rights and lien created by this  Mortgage;
or (iv) any amount, cost or charge to which Mortgagee becomes  subrogated,  upon payment;  whether under recognized principles of law or equity, or under express statutory  authority;  THEN,  and in each such  event,  such  amounts  or costs, together  with  interest  thereon,  shall be added to the  indebtedness  secured hereby and shall be secured by this Mortgage.

     34. LAST DOLLARS SECURED PRIORITY.  This Mortgage secures only a portion of the indebtedness owing or which may become owing by the Mortgagor to the Secured
Parties.  The parties agree that any payments or repayments of such indebtedness shall be and be deemed to be applied  first to the  portion of the  indebtedness that is not secured hereby, it being the parties' intent that the portion of the indebtedness  last remaining unpaid shall be secured hereby. If at any time this
Mortgage shall secure less than all of the principal  amount of the Obligations, it is  expressly  agreed  that any  repayments  of the  principal  amount of the
Obligations  shall not reduce the amount of the lien of this Mortgage  until the lien amount shall equal the principal amount of the Obligations outstanding.

     35. RELEASE. If any of the Mortgaged Property shall be sold, transferred or otherwise  disposed of by any  Mortgagor in a  transaction  permitted by, and in accordance  with,  the Loan  Agreement  and the other Loan  Documents,  then the
Mortgagee, at the request and sole expense of such Mortgagor,  shall execute and deliver to such Mortgagor all releases or other documents  reasonably  necessary or  desirable  for the  release of the Liens  created  hereby on such  Mortgaged
Property.  The  Mortgagor  shall  deliver  to the  Mortgagee,  at least ten (10)
Business Days prior to the date of the proposed  release,  a written request for

                                      -16-

release  identifying  the  sale  or  other  disposition  in  reasonable  detail, including the price thereof and any expenses in connection  therewith,  together with a  certification  by the  Mortgagor  stating  that such  transaction  is in compliance  with,  and  permitted  by,  the Loan  Agreement  and the other  Loan
Documents.

     36. INCONSISTENCY WITH LOAN AGREEMENT. In the event of any conflict between the terms of this Mortgage and the terms of the Loan Agreement  and/or the other
Loan Documents, the terms of the Loan Agreement shall govern and control.

     37.  LOAN  AGREEMENT.  Mortgagor  has  received a copy of and is fully Loan
Agreement and the other Loan Documents.  All representations and warranties made by Mortgagor in the Loan Agreement and the other Loan Documents are incorporated herein by  reference  and are  hereby  made by  Mortgagor  as to itself  and the
Mortgaged Property as though such  representations and warranties were set forth at length herein as the representations and warranties of Mortgagor.

     38. NO MERGER OF  ESTATES.  So long as any part of the  Obligations  remain unpaid, unperformed or undercharged,  the fee, easement and leasehold estates to the  Mortgaged  Property  shall not merge but rather shall  remain  separate and distinct, notwithstanding the union of such estates either in the Mortgagor, the
Mortgagee, any lessee, any third-party purchaser or otherwise.

     39. NO PARTNERSHIP.  Nothing  contained in this Mortgage is intended to, or shall be construed  to,  create to any extent and in any manner  whatsoever  any partnership,  joint  venture,  or  association  between  the  Mortgagor  and the
Mortgagee,  or in any way make the Mortgagee a  co-principal  with the Mortgagor with reference to the Mortgaged Property, and any inferences to the contrary are hereby expressly negated.

     40.  LIMITATION  OF AMOUNT.  Notwithstanding  the  foregoing,  the  maximum principal  amount of  indebtedness  that may be secured by this  Mortgage is the
Maximum  Principal  Amount as set forth on the cover of this  Mortgage,  and the maximum  total  amount  that may be secured by this  Mortgage  is limited as set forth in SECTION 33.

     41. FUTURE ASSIGNMENTS.  If Mortgagor obtains mortgage financing secured by the  Mortgaged  Property  and the proceeds of such new  mortgage  financing  are applied  to repay  the  Obligations  in full,  then in  place  of  delivering  a discharge,  satisfaction;  or release of this Mortgage,  the Mortgagee  shall at
Mortgagor's  request,  deliver to the new lender an assignment of this Mortgage, all in form  reasonably  satisfactory to Mortgagee.  Effective upon  Mortgagee's assignment of this Mortgage,  the Mortgagee shall be released from any remaining obligations and liabilities under the Loan Agreement and other Loan Documents.

     42. LIEN LAW. This Mortgage is made subject to the trust fund provisions of
Section 13 of the New York Lien Law.  Mortgagor  covenants that it shall receive all monies and  advances  secured by this  Mortgage  and shall hold the right to receive  such  advances  as a trust fund to be applied  first for the purpose of paying the cost of  improvement  before using any part of the same for any other purpose.

                                      -17-

     43. STATUTORY INTERPRETATION. The covenants and conditions in this Mortgage shall be  construed as affording  to  Mortgagee  rights  additional  to, and not exclusive  of,  the  rights  conferred  under  the  provisions  of New York Real
Property Law Sections  254,271 and 272;  provided  Mortgagor shall have received ten (10) business days' notice required under the Loan Agreement.  The following provisions of New York Real Property Law Section 254 shall,  however,  not apply to this Mortgage and the rights and obligations of the parties to this Mortgage:
(1)  subsection  "4,"  covering  the use and  application  of  casualty or flood insurance proceeds; and (2) the portion of subsection "4-a" that begins with the word  "however" and  continues to the end of the  paragraph.  Any  inconsistency between  this  Mortgage  and Real  Property Law Section 254, 271 or 272 shall be resolved in favor of this Mortgage.

     44. POWER OF SALE.  If an Event of Default has occurred and is  continuing, then without limiting any other rights or remedies of Mortgagee,  Mortgagee may, either with or without entry or taking  possession of the Mortgaged  Property as provided  in  this  Mortgage  or  otherwise,  personally  or by  its  agents  or attorneys, and without prejudice to the right to bring an action for foreclosure of this Mortgage,  sell the Mortgaged Property or any part of it pursuant to any procedures provided by applicable law, including the procedures set forth in New
York Real Property Actions and Proceedings Law Article 14 (and any amendments or substitute statutes in regard thereto),  and all estate, right, title, interest, claim, and demand therein, and right of redemption thereof, at one or more sales as an  entirety,  or in parcels,  and at such time and place upon such terms and after such notice thereof as may be required or permitted by applicable law.

     45.  MULTIPLE  PARCELS.  If the  Mortgaged  Property  consists  of multiple parcels,  then in any sale of the  Mortgaged  Property  pursuant to  Mortgagee's exercise  of its  remedies  after an Event of Default  (including  any  judicial foreclosure  sale under Real Property  Actions and  Proceedings Law Article 14),
the multiple  parcels shall be sold at one time and in a single sale,  except to the extent that Mortgagee,  in its sole absolute discretion,  determines to sell any one or more of the parcel(s) separately. Any such separate sales may be made in whatever  order  Mortgagee  determines  in its sole and absolute  discretion.
Mortgagee may, in its sole and absolute discretion,,  cause the entire Mortgaged
Property to be offered for sale as a single  auction lot and may also cause bids to be solicited for  individual  parcels of the  Mortgaged  Property as separate auction lots in any order, but shall be under no obligation to proceed in either manner or the other.  Mortgagor  acknowledges  that if Mortgagee  sells multiple parcels  individually,  no fair value or  deficiency  hearing  shall be required after each sale.

     46.  HEADINGS.  The Section headings herein are inserted for convenience of reference  only and  shall in no way  alter,  modify  or  define,  or be used in construing, the text of such Sections.

     47. DEFENSE OF CLAIMS. The Mortgagor shall promptly notify the Mortgagee in writing of the commencement of any legal  proceedings  affecting the Mortgagor's title to the Mortgaged  Property or the Mortgagee's Lien on or security interest in the Mortgaged Property,  or any part thereof, and shall take all such action, employing attorneys agreeable to the Mortgagee,  as may be necessary to preserve the Mortgagor's and the Mortgagee's  rights affected  thereby.  If the Mortgagor fails or  refuses to  adequately  or  vigorously,  in the sole  judgment  of the
Mortgagee,  defend the  Mortgagor's or the  Mortgagee's  rights to the Mortgaged
Property, the Mortgagee may take such action on behalf of and in the name of the
Mortgagor and at the  Mortgagor's  expense.  All costs,  expenses and reasonable

                                      -18-

attorneys'  fees  incurred by the  Mortgagee  (or its  agents)  pursuant to this
Section or in  connection  with the  defense  by the  Mortgagee  of any  claims, demands or litigation  relating to the Mortgagor,  the Mortgaged Property or the transactions  contemplated  in this Mortgage shall be paid by the Mortgagor upon written  demand,  plus  interest  thereon  from the date of the  advance  by the
Mortgagee until reimbursement of the Mortgagee at the Overdue Rate.

     48. EXCULPATION PROVISIONS.  EACH OF THE PARTIES HERETO SPECIFICALLY AGREES
THAT IT HAS A DUTY TO READ THIS  MORTGAGE;  AND AGREES  THAT IT IS CHARGED  WITH
NOTICE AND  KNOWLEDGE  OF THE TERMS OF THIS  MORTGAGE;  THAT IT HAS IN FACT READ
THIS  MORTGAGE AND IS FULLY  INFORMED  AND HAS FULL NOTICE AND  KNOWLEDGE OF THE
TERMS,  CONDITIONS AND EFFECTS OF THIS MORTGAGE; THAT IT HAS BEEN REPRESENTED BY
INDEPENDENT  LEGAL COUNSEL OF ITS CHOICE  THROUGHOUT THE NEGOTIATIONS  PRECEDING
ITS  EXECUTION  OF THIS  MORTGAGE AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN
ENTERING INTO THIS MORTGAGE.

     49. INTENTIONALLY DELETED.

     50.  INCORPORATION  BY REFERENCE.  In connection  with its  appointment and acting  hereunder,  Mortgagee is entitled to all rights,  privileges,  benefits, protections, immunities and indemnities provided to it as "Agent" under the Loan
Agreement.

            [No Further Text, On This Page; Signature Page Follows.]

                                      -19-

     IN WITNESS  WHEREOF,  this Mortgage has been duly executed by Mortgagor and its corporate seal has been duly affixed hereto.

                                            MONTICELLO RACEWAY
                                            MANAGEMENT, INC., a New York
                                            corporation

                                            By: /s/ Thomas W. Aro
                                                --------------------------------
                                                Name:  Thomas W. Aro
                                                Title: President

This Mortgage Was Prepared By
And When Recorded Return to:

Sullivan &  Worcester LLP
One Post Office Square
Boston, MA 02109
Attention: Duncan T. O'Brien, Esq.

                                      -20-

                                 ACKNOWLEDGMENTS

STATE OF NEW YORK   )
                    ): ss.
COUNTY OF SULLIVAN  )

On the 1Oth day of  January,  in the year  2005,  before  me,  the  undersigned, personally appeared Tom Aro, personally known to me or proved to me on the basis of  satisfactory  evidence to be the individual  whose name is subscribed to the within  instrument  and  acknowledged  to me that he  executed  the  same in his capacity,  and that by his signature on the instrument,  the individual,  or the person upon behalf of which the individual acted, executed the instrument.

Witness My Hand and Official Seal.

/s/ Kim Willison
----------------------------------
Signature

My Commission expires on June 2, 2007

                                      -21-